UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2026

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 2, 2026, Presidio Property Trust, Inc. (the “Company”) issued a press release announcing the commencement by the Company of the Exchange Offer (as defined herein), a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent expressly set forth by specific reference in any such filings.

Item 8.01 Other Events.

On September 2, 2026, the Company commenced an offer to exchange (the “Exchange Offer”) any and all outstanding shares of its 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock (the “Series D Preferred Stock”) for newly issued shares of its Series A Common Stock (the “Common Stock”).

In exchange for each share of Series D Preferred Stock validly tendered, not validly withdrawn and validly accepted prior to 11:59 p.m., New York City time, on October 2, 2026 (such time and date, as the same may be extended, the “Expiration Date”), participating holders of Series D Preferred Stock will receive 5.5 shares of Common Stock.

The Exchange Offer will expire on the Expiration Date, unless extended or earlier terminated by the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “may,” “could,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain such identifying words. Statements in this Form 8-K regarding the terms, timing and completion of the Exchange Offer are forward-looking statements. These forward-looking statements are based on the Company’s present expectations, but actual outcomes or results may differ materially from those expressed or implied by such statements. Except as required by law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. Investors should not place undue reliance on forward-looking statements. For a further discussion of the factors that could affect actual results, please refer to the risk factors included in the Company’s filings with the SEC, including the final Prospectus filed on September 2, 2026, copies of which are available on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Exchange Offer and Where to Find It

In connection with the Exchange Offer, the Company filed a registration statement on Form S-4 with the SEC on August 7, 2026 (as amended on August 21, 2026) that includes the Prospectus. The registration statement was declared effective by the SEC on September 2, 2026, at 9:00 a.m. Eastern Time. The Company has filed the final Prospectus in connection with the Exchange Offer with the SEC on September 2, 2026. The Company also filed with the SEC a tender offer statement on Schedule TO (as supplemented or amended from time to time, the “Schedule TO”) in connection with the Exchange Offer. The Company may file other relevant documents with the SEC regarding the Exchange Offer. This Current Report on Form 8-K is not a substitute for the Prospectus, the registration statement, the Schedule TO or any other document that the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE SCHEDULE TO, THE FINAL PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE EXCHANGE OFFER. Investors and security holders may obtain free copies of the registration statement, the Schedule TO, the final Prospectus and all other documents containing important information about the Company and the Exchange Offer, as and when such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov, or by contacting the information agent for the Exchange Offer, Broadridge Corporate Issuer Solutions, LLC, at shareholder@broadridge.com or 888-789-8409.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Press Release, dated September 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Ed Bentzen
	Name:	Ed Bentzen
	Title:	Chief Financial Officer

Dated: September 2, 2026